                                                                    Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350

For the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certify that, to their knowledge:

     1.  the Annual Report on Form 10-K of Eagle Broadband, Inc. for the year ended August 31, 2005, as filed with the Securities and Exchange
         Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
         of 1934; and

     2.  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of
         Eagle Broadband, Inc.

Date: November 29, 2005

                                     /s/ DAVID MICEK
                                     -------------------------------------------
                                     David Micek
                                     President & Chief Executive Officer

                                     /s/ ERIC BLACHNO
                                     -------------------------------------------
                                     Eric Blachno
                                     Chief Financial Officer